UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 4, 2020
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 300
Parsippany, New Jersey 07054
(Address and Zip Code of Principal Executive Offices)

(973) 254-3560
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Pacira BioSciences, Inc. (the “Company”) approved a cash long-term incentive plan (the “LTIP”) pursuant to which select employees of the Company and its subsidiaries (including the Company’s executive officers) may be eligible to receive cash incentive awards under the LTIP. The LTIP is intended to (i) motivate and reward participants for creating maximum shareholder value by achieving certain performance goals and (ii) enhance retention. The LTIP provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period from January 1 through December 31 of each calendar year, with the potential award amount ranging from 0% to 225% of the target cash award. Prior to or within 90 days after the beginning of each performance period, the Committee or the Board (as applicable) will establish threshold, target and maximum performance goals and related potential award levels for each participant. The LTIP includes two equally weighted financial performance metrics: net revenue and adjusted earnings before interest, taxes, depreciation, and amortization, as adjusted by a modifier based on the Company’s level of achievement of relative total shareholder return against the companies comprising the S&P Pharmaceuticals Select Industry Index. Following achievement of the performance goals, the LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the Board or the Committee. Payment of any earned awards will occur within 60 days following the end of the three-year vesting period. The first awards to be granted under the LTIP will be for the performance period for the year ended December 31, 2021.

The foregoing summary of the LTIP does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LTIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and. is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Pacira BioSciences, Inc. Long-Term Incentive Plan

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	December 7, 2020	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary